                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 16, 2004



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



                       OHIO                                 31-1073048
           (State or other jurisdiction of                 (IRS Employer
                   incorporation)                        Identification No.)


          323 CROGHAN STREET, FREMONT, OHIO                    43420
      (Address of principal executive offices)               (Zip Code)



                                 (419) 332-7301
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5 - Other Events and Regulation FD Disclosure

Mr. Robert H. Moyer announced his retirement from the Board of Directors of Croghan Bancshares, Inc. ("Croghan") and The Croghan Colonial Bank (the "Bank") effective on July 23, 2004. Mr. Moyer's letter dated July 9, 2004 was accepted, with regret, by the Board of Directors at their July 13 meeting.

Additionally, the Board of Directors set the number of directors of Croghan at eleven (11) effective simultaneously with Mr. Moyer's retirement.

On July 16, 2004, Croghan Bancshares, Inc. issued a press release announcing that its Board of Directors authorized a repurchase program in which up to 5% of Croghan's outstanding common shares may periodically be repurchased in the open market during the six-month period commencing August 1, 2004. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7 - Financial Statements and Exhibits

    (a)     None required.

    (b)     None required.

    (c)     Exhibits.

            Exhibit Number                         Description
            --------------                         -----------
                  99                    Press Release dated July 16, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CROGHAN BANCSHARES, INC.
                                                     (Registrant)


Date:    July 16, 2004                   By:  /s/ Steven C. Futrell
                                              ----------------------------------
                                              Steven C. Futrell, President & CEO

                                INDEX TO EXHIBITS



      Exhibit Number                          Description
      --------------                          -----------
            99                     Press Release dated July 16, 2004